Q2 2025 Earnings Conference Call

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) cyber incidents or other failures, disruptions or security beaches; or (9) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2024. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across Southern Louisiana, Western Mississippi and Houston • 1 Commercial Banking Office in North Houston Highlights: • Total Assets: $3.5 billion at June 30, 2025 • Market Cap: $438 million at July 18, 2025 • Ownership (S&P Global as of July 18, 2025) • Institutional: 48% • Insider/ESOP: 12% | 3 Our Company Total Assets $3.5B Total Loans $2.8B Total Deposits $2.9B

| 4 Our Markets

Quarterly Financial Highlights 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Profitability Net income $ 9,199 $ 8,118 $ 9,437 $ 9,673 $ 10,964 $ 11,330 Diluted EPS 1.14 1.02 1.18 1.21 1.37 1.45 Net interest income 28,901 29,393 30,382 31,586 31,749 33,351 Provision for loan losses 141 1,261 140 873 394 489 Core pre-provision net income(1) 9,152 8,868 9,430 10,430 11,205 10,881 Net interest margin ("NIM") 3.64% 3.66% 3.71% 3.82% 3.91% 4.04 % ROA 1.11 0.97 1.10 1.12 1.29 1.31 ROE 10.0 8.8 9.8 9.7 11.0 11.2 ROATCE(1) 13.4 11.7 12.9 12.7 14.3 14.5 Efficiency ratio 64.3 65.8 65.3 63.5 60.4 60.5 Balance Sheet Assets $ 3,357,604 $ 3,410,881 $ 3,441,990 $ 3,443,668 $ 3,485,453 $ 3,491,455 Loans 2,621,690 2,661,346 2,668,286 2,718,185 2,747,277 2,764,538 Total deposits 2,722,578 2,722,915 2,777,487 2,780,696 2,827,207 2,908,234 Allowance/total loan ratio 1.20% 1.21% 1.21% 1.21% 1.21% 1.21 % TCE Ratio 8.8 8.7 9.2 9.3 9.4 9.5 Loan/Deposit ratio 96.3 97.7 96.1 97.8 97.2 95.1 Per Share Data Share price $ 38.31 $ 40.01 $ 44.58 $ 46.21 $ 44.80 $ 51.78 Book value 45.73 46.51 48.75 48.95 50.82 52.36 Tangible book value(1) 35.17 35.90 38.17 38.44 40.13 41.54 Price / tangible book value per share 109% 111% 117% 120% 112% 125 % Dividend paid $ 0.25 $ 0.25 $ 0.25 $ 0.26 $ 0.27 $ 0.27 (1) See appendix for reconciliation of Non-GAAP items. | 5 (dollars in thousands, except per share data)

H om e B an k To ta l A ss et s ($ in m illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Jun- 25 YTD 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Statewide Bank - $199 MM Guaranty Savings Bank - $257 MM Britton & Koontz Bank - $301 MM Bank of New Orleans - $346 MM St. Martin Bank & Trust - $597 MM CAGR = 12.1% as of June 30, 2025 | 6 Asset Growth Texan Bank - $416 MM

Profitability 0.99 1.76 1.07 1.23 1.08 1.29 1.31 1.12 1.04 1.25 1.27 1.12 1.32 1.26 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 2Q 2025 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 7.8 14.4 10.2 11.6 9.6 11.0 11.2 8.9 8.5 11.8 11.9 9.9 11.3 10.8 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 2Q 2025 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 10.2 18.0 13.9 16.0 12.7 14.3 14.5 11.1 10.5 15.6 15.9 12.8 14.3 13.6 ROATCE Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 2Q 2025 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 59.1 57.1 62.1 61.2 64.7 60.3 60.4 63.8 64.8 61.2 61.3 64.6 60.2 62.9 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 2Q 2025 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) A nnualized G row th R ate Total Loans Annualized Growth Rate 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 2,500 2,550 2,600 2,650 2,700 2,750 2,800 Loan Portfolio (as of June 30, 2025) CRE O.O. 26% 1-4 Mortgage 18% CRE N.O.O. 18% C&I 15% C&D 12% Multifamily 7% Home Equity 3% Consumer 1% Composition Market Diversification Acadiana 28% New Orleans 28% Houston 20% Northshore 13% Baton Rouge 10% MS 1% • Total loans - $2.8 billion • 2Q 2025 WAR - 6.50% • Houston market - 18% annualized growth rate • YTD 2025 annualized growth rate - 3% • Houston market - 18% annualized growth rate YTD | 8 6% 6% 1% 7% 3% 4%

OO CRE Portfolio (as of June 30, 2025) Geographic Exposure Houston, 34% Acadiana, 26% New Orleans 16% Northshore 12% Baton Rouge 10% Mississippi, 1% Southwest LA, 1% | 9 dollars in thousands Balances % of Total Loans % of OO CRE Avg Loan Size Criticized Balances Convenience Store $ 151,162 6% 21% $ 1,512 $ — Office 107,605 4 15 472 — Warehouse Or Industrial 97,543 4 14 557 5,408 Office Medical 81,790 3 11 870 — Other Specialty Use 61,022 2 8 925 3,959 Retail Single Tenant 54,590 2 8 658 — Hospital Or Surgical Center 53,244 2 7 4,437 — Restaurant/Bar 48,487 2 7 724 270 Church/School Mtg 45,564 2 6 930 1,504 Other 18,928 1 3 676 — Total $ 719,935 26% 100% $ 798 $ 11,141 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 95,989 $ 70,210 $ 185,722 $ 186,560 $ 181,454 WAR 6.8% 4.6% 5.3% 6.6% 4.5 % Average Rate 5.6% Fixed Rate % 72% Convenience Store Balances 85% in Houston Nonaccrual Balance $5.2 million

NOO CRE Portfolio, including Multifamily (as of June 30, 2025) Geographic Exposure New Orleans 39% Houston 22% Northshore 20% Acadiana 12% Baton Rouge 5% Other, 2% | 10 dollars in thousands Balances % of Total Loans % of NOO CRE Avg Loan Size Criticized Balances Multifamily $ 183,809 7% 27% $ 1,268 $ 1,237 Retail Multi-tenant 142,418 5 21 1,676 254 Multi Use Facility 86,791 3 13 1,423 7,332 Office 68,410 3 10 964 5,932 Other 57,779 2 8 932 — Warehouse or Industrial 54,648 2 8 683 — Hotel/Motel 48,456 2 7 1,154 6,800 Other Specialty Use 14,317 1 2 622 — Retail Single Tenant 13,143 1 2 453 — Hospital or Surgical Center 12,271 — 2 2,045 — Total $ 682,042 25% 100% $ 1,129 $ 21,555 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1-3 years 3-5 Years 5+ Years Balances $ 135,838 $ 61,298 $ 259,096 $ 146,805 $ 79,005 WAR 7.0% 5.0% 5.3% 6.9% 4.6 % Average Rate 5.84% Fixed Rate % 71% Nonaccrual Balance $3.4 million

CRE Non-Medical Office Exposure (as of June 30, 2025) | 11 Nonaccrual Balance NOO loans - $0.0 OO loans - $0.0 Total Non-Medical Office Loans $176.0 million or 6.4% of total loans NOO Geographic Exposure Baton Rouge 0.9% Houston 0.8% Norths hore 0.3% Acadiana 0.3% New Orlean s 0.1% dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Baton Rouge $ 24,432 0.9% $ 1,357 $ — Houston 21,961 0.8 1,830 5,932 Northshore 9,097 0.3 1,011 — Acadiana 9,072 0.3 378 — New Orleans 3,658 0.1 523 — Mississippi 190 — 190 — Total NOO Office $ 68,410 2.4% $ 964 $ 5,932 dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Acadiana $ 30,902 1.1% $ 429 $ — Houston 22,328 0.8 770 — New Orleans 22,136 0.8 540 — Baton Rouge 14,456 0.5 371 — Northshore 11,206 0.4 487 — Southwest LA 3,328 0.1 222 — Mississippi 3,249 0.1 361 — Total OO Office $ 107,605 3.8% $ 472 $ — OO Office Exposure NOO Office Exposure Average Remaining Maturity NOO 6.2 yrs OO 7.2 yrs Average Rate NOO 5.3% OO 5.8%

Commercial & Industrial (as of June 30, 2025) | 12 Nonaccrual Balance $1.3 million LOC Utilization Rate 51% Average Rate 7.4% Geographic Exposure Acadiana 40% Baton Rouge 17% New Orleans 10% Northshore 9% Houston 9% Southwest LA 7% Other 6% Natchez 2% dollars in thousands Balances % of C&I % of Loans Avg Loan Size Criticized Balances Finance and Insurance 55,984 13.3 2.0 1,018 1,295 Professional Services $ 53,701 12.7 1.9 $ 126 $ 5 Retail 46,763 11.1 1.7 256 348 Manufacturing 38,524 9.1 1.4 273 325 Construction 35,270 8.4 1.3 121 946 Real Estate Leasing 32,538 7.7 1.2 149 — Healthcare 32,223 7.6 1.2 141 — Transportation 27,416 6.5 1.0 197 54 Agriculture 23,971 5.7 0.9 162 — Oil & Gas Extraction 21,540 5.1 0.8 321 — Other 54,067 12.8 2.0 139 198 Totals $ 421,997 100% 15.3% $ 185 $ 3,171 Repricing or Maturing Term dollars in thousands 3 mths or less 4 -12 Mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 238,937 $ 26,324 $ 46,720 $ 57,367 $ 52,649 WAR 7.9% 7.4% 6.5% 7.0% 6.1 % Fixed Rate % 40%

C&D Portfolio (as of June 30, 2025) Commercial Construction, 50% Lots, Development and Unimproved Land, 31% 1-4 Family Construction, 19% Composition | 13 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Jun- 25 YTD (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $325 million Average Balance $534K $782K net charge-offs since 2009 1.9% on Nonaccrual or $6.1 million

Loans & Securities - Repricing and Maturity

(as of June 30, 2025)

Total Loans and Leases [(1)] dollars in millions	Loan Repricing or Maturing Term: 3 mths or less	4 -12 Mths	1 - 3 Years	3 - 5 Years	5 - 7 Years	7+ Years	Total	Rate Structure: Fixed	Adjustable
Residential mortgages	$48	$58	$127	$111	$30	$130	**$504**	$278	$226
Home equity loans and lines	71	2	2	2	0	4	**81**	9	73
Commercial real estate	208	113	368	283	115	131	**1,218**	854	364
Construction and land	180	69	55	15	5	1	**325**	126	198
Multifamily	24	18	77	50	5	10	**184**	149	35
Commercial and industrial	239	26	47	57	26	27	**422**	168	254
Other consumer	11	2	4	4	2	7	**30**	26	5
Total Loans and Leases	**$781**	**$288**	**$680**	**$522**	**$183**	**$310**	**$2,764**	**$1,610**	**$1,155**
% of Total	28%	10%	25%	19%	7%	11%	**100%**	58%	42%
Cumulative	28%	38%	63%	82%	89%	100%			
Weighted average rate	7.42%	5.82%	5.54%	6.81%	5.06%	4.84%	**6.23%**	5.48%	**7.27%**

Total Investment Securities [(2)] dollars in millions	Investment Securities Projected Cash Flow: 3 mths or less	4 -12 Mths	1 - 3 Years	3 - 5 Years	5 - 7 Years	7+ Years	Total
Current par value	$18	$50	$133	$92	$53	$77	**$424**
% of Total	4%	12%	31%	22%	13%	18%	**100%**
Cumulative	4%	16%	47%	69%	82%	100%	
Weighted average rate	2.98 %	2.54 %	2.51 %	2.15 %	2.84 %	2.18 %	**2.44%**

[(1)] Based on maturity date for fixed rate loans. [(2)] Par value for securities at June 30, 2025 by expected cash flow are shown. Actual cash flow may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

Home Bancorp, Inc. | 14

($ in m illi on s) $29.3 $2.3 $(0.1) $2.4 $(1.0) $0.9 $(0.4) $29.3 $31.5 $32.9 $33.4 Dec 2022 Organic Provision Net Charge- offs Dec 2023 Organic Provision Net Charge- offs Dec 2024 Organic Provision Net Charge- offs Jun 2025 0 10 20 30 40 2024 (dollars in thousands) 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 Total Loans $ 2,661,346 $ 2,668,286 $ 2,718,185 $ 2,747,277 $ 2,764,538 Total nonperforming loans 16,818 18,089 13,598 19,047 23,352 Total special mention loans 6,754 2,415 823 820 1,812 Total substandard loans 32,660 34,677 35,790 36,409 49,811 Total criticized loans $ 39,414 $ 37,092 $ 36,613 $ 37,229 $ 51,623 Nonperforming loans / Total loans 0.63% 0.68% 0.50% 0.69% 0.84 % Criticized loans / Total loans 1.48% 1.39% 1.35% 1.36% 1.87 % ALL / Total Loans 1.21% 1.21% 1.21% 1.21% 1.21% 20252021 Changes in ALL | 15 2023

1.30 0.77 0.49 0.34 0.31 0.45 0.73 0.75 0.40 0.28 0.14 0.20 0.32 0.47 NPAs / Total Assets Originated NPAs / Total Assets 2019 2020 2021 2022 2023 2024 Jun-25 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.09 0.12 0.09 0.03 0.00 0.04 0.03 2019 2020 2021 2022 2023 2024 Jun-25 YTD 0.00% 0.05% 0.10% 0.15% Net Charge-offs / YTD Average Loans 63 165 146 267 304 211 131 ALL / NPAs 2019 2020 2021 2022 2023 2024 Jun-25 YTD 0% 50% 100% 150% 200% 250% 300% 350% ALL / NPAs 1.73 1.03 0.83 0.41 0.52 0.76 1.40% 1.32 0.74 0.57 0.32 0.36 0.67 1.16% Past Due Loans / Loans Originated Past Due / Originated Loans 2019 2020 2021 2022 2023 2024 Jun-25 YTD 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 16

Investment Portfolio | 17 (dollars in millions) Book Value Gain/(loss) Eff. Duration MBS $181 $(17) 4.4 Agency CMBS 152 (5) 2.3 Muni 54 (6) 5.6 CMO 15 (1) 2.9 Agency 17 (1) 2.5 Corp 5 — 0.7 Total $425 $(30) 3.6 10 Year Investment Cash Flow 8% 25% 42% 56% 66% 73% 79% 84% 88% 92% Expected Principal Cash Flows (dollars in thousands) Percentage of Cash Flows - Cumulative FYE 2025 FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 FYE 2034 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 43% Agency CMBS 36% Muni 13% Agency 4% CMO 3% Corp 1% 11% of total assets 2.5% Q2 yield $30.2 million unrealized loss ~ 7.1% of book value 99.7% AFS $3.8 million MV increase in Q2 $10.9 million decline in book value QoQ

Acadiana 54% New Orleans 14% Houston 11% Northshore 10% Mississippi, 7% Baton Rouge, 4% $ in m illi on s 28% 30% 34% 28% 26% 27% 29% 31% 25% 24% 23% 22% 17% 13% 13% 24% 26% 28% 15% 15% 16% 15% 17% 16% 11% 11% 12% 9% 8% 7% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2020 2021 2022 2023 2024 Jun 2025 2,100 2,400 2,700 3,000 Change (dollars in thousands) 6/30/2024 3/31/2025 6/30/2025 QoQ YoY Demand Deposits $ 746,504 $ 754,955 $ 796,844 $ 41,889 $ 50,340 Savings 218,307 212,053 204,191 (7,862) (14,116) Money Market 427,406 464,659 463,332 (1,327) 35,926 NOW 615,809 641,287 625,793 (15,494) 9,984 CDs 714,889 754,253 818,074 63,821 103,185 Total Deposits $ 2,722,915 $ 2,827,207 $ 2,908,234 $ 81,027 $ 185,319 Deposits (as of June 30, 2025) | 18 $34,759 Average deposit size 27% Non-interest bearing deposit composition 9% Annualized 2025 growth rate

Deposits (as of June 30, 2025) | 19 Retail Business Public Broker Total FDIC Insured 45% 17% —% —% 62% Uninsured (1) 7 17 — — 24 Reciprocal — 4 — — 4 Public Funds — — 7 — 7 Brokered Deposits — — — 3 3 Total 52% 38% 7% 3% 100% Cost of Deposits 0.93 1.20 1.42 1.52 1.63 1.75 1.73 1.68 1.71 2.49 3.40 4.01 4.41 4.58 4.59 4.33 4.00 3.86 1.30 1.84 2.24 2.52 2.69 2.78 2.66 2.51 2.52 Non-maturity deposits Certificates of deposit Total interest-bearing deposits 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 0.40 0.80 1.20 1.60 2.00 2.40 2.80 3.20 3.60 4.00 4.40 4.80 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q2 2025 FHLB availability $ 1,197,783 Unencumbered investments (book) 67,156 FRB discount window 500 Total primary funding sources $ 1,265,439 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,320,439 Uninsured Deposits(1) Approximately $708 million or 24% of total deposits Coverage of Uninsured Deposits(2) 179%

3.94 3.75 3.69 3.64 3.66 3.71 3.82 3.91 4.04 NIM 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% NIM (TE) 5.82 5.95 6.08 6.18 6.28 6.43 6.43 6.43 6.50 Loan Yield 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 5.00% 5.50% 6.00% 6.50% 7.00% Yield on Loans 1.91 2.37 2.62 2.79 2.93 3.02 2.87 2.74 2.71 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 0.0% 1.0% 2.0% 3.0% 4.0% Cost of Interest-Bearing Liabilities Yields | 20 4.04% NIM for the quarter ended June 2025 1.84% Cost of total deposits for the quarter ended June 2025 Month Total borrowings decreased $66.5 million for the quarter ended June 2025

Rate Shock 1 Year % Change in NII 200 3.8% 100 2.0% (100) (2.4)% (200) (5.2)% % of assets 2019 2024 Q2 2025 Q2 Cash 2% 3% 3% Investments 12% 12% 11% Loans, excluding PPP 78% 78% 79% Other Assets 8% 7% 7% NMD - noninterest-bearing 20% 22% 23% NMD - interest-bearing 45% 37% 37% CDs 18% 21% 23% Total Deposits 83% 80% 83% Borrowings 2% 6% 3% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 11% 11% Loan portfolio effective duration ~ 1.9 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 3Q2022 - 3Q2024 3Q2024 - 2Q2025 Interest-bearing deposits 36% 40% 49% 26% Total deposits 27% 31% 36% 19% Interest-bearing liabilities 33% 40% 53% 31% Funding earning assets 23% 29% 37% 23% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 21 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q4- 16 Q2- 17 Q4- 17 Q2- 18 Q4- 18 Q2- 19 Q4- 19 Q2- 20 Q4- 20 Q2- 21 Q4- 21 Q2- 22 Q4- 22 Q2- 23 Q4- 23 Q2- 24 Q4- 24 Q2- 25 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 3.6 42% of loan portfolio is variable

0.62 0.57 0.54 0.44 0.46 0.43 0.45 2019 2020 2021 2022 2023 2024 Jun-25 YTD 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.87 2.53 2.41 2.51 2.52 2.58 2.57 2019 2020 2021 2022 2023 2024 Jun-25 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Service fees and charges $ 1,239 $ 1,291 $ 1,334 $ 1,309 $ 1,345 Bank card fees 1,751 1,613 1,586 1,578 1,750 Gain on sale of loans 126 195 62 377 114 Loss on sale of assets, net (2) (10) 39 9 (2) Other 641 603 608 736 509 Total noninterest income $ 3,755 $ 3,692 $ 3,629 $ 4,009 $ 3,716 (dollars in thousands) 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Compensation $ 12,788 $ 13,058 $ 13,314 $ 12,652 $ 13,322 Data processing 2,555 2,646 2,526 2,642 2,628 Occupancy 2,603 2,732 2,342 2,561 2,513 Provision (reversal) for unfunded (134) — 240 — (970) Other 3,996 3,822 3,933 3,724 4,914 Total noninterest expense $ 21,808 $ 22,258 $ 22,355 $ 21,579 $ 22,407 Noninterest expense excl. provision for unfunded $ 21,942 $ 22,258 $ 22,115 $ 21,579 $ 23,377 Noninterest Income & Expense | 22

0.84 0.88 0.91 0.93 1.00 1.01 0.83 0.20 0.22 0.22 0.23 0.25 0.25 0.27 0.21 0.22 0.23 0.23 0.25 0.25 0.27 0.21 0.22 0.23 0.23 0.25 0.25 0.290.22 0.22 0.23 0.24 0.25 0.26 Q1 Q2 Q3 Q4 2019 2020 2021 2022 2023 2024 2025 0.00 0.50 1.00 1.50 Dividends Per Share 27.22 29.60 34.00 29.57 29.20 34.45 38.44 41.54 Tangible book value 2019 2020 2021 March 2022 2022 2023 2024 June 2025 20 25 30 35 40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2019 419,498 $ 36.82 $ 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 164,272 32.01 5,257,822 2024 124,634 37.79 4,710,202 2025 (as of 7/18/2025) 320,740 44.26 14,197,215 Total 2,094,010 $ 35.27 $ 73,855,547 Capital | 23 391,072 shares remaining in current plan as of July 18, 2025 New Share Repurchase Plan approved 400,000 shares 17% Shares repurchased since 2019 8.0% CAGR TBV / share since 2019 Cash acquisition - Texan Bank Cash dividend of 0.29 per share payable on August 15, 2025 *payable in August 2025 *

9.8 10.4 11.0 11.4 11.5 11.5 14.7 12.4 13.0 13.3 13.3 13.4 15.9 13.6 14.2 14.5 14.6 14.7 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2021 2022 2023 2024 1Q 2025 2Q 2025 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 24 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI (1) As Reported Including AOCI (1) Common Equity Tier 1 capital 13.4% 12.7% 12.0% 11.2% Tier 1 risk based capital 13.4% 12.7% 12.0% 11.2% Total risk based capital 14.7% 13.9% 15.1% 14.3% Tier 1 leverage capital 11.5% 10.8% 10.2% 9.6% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of June 30, 2025

Investment Perspective | 25

| 26

Appendix
(non-GAAP reconciliation)

(dollars in thousands, except per share data)

	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025
Total shareholders' equity	$ 372,285	$ 375,830	$ 393,453	$ 396,088	$ 402,831	$ 408,818
Less: intangible assets	86,019	85,690	85,361	85,044	84,751	84,482
Non-GAAP tangible shareholders' equity	$ 286,266	$ 290,140	$ 308,092	$ 311,044	$ 318,080	$ 324,336
Reported net income	$ 9,199	$ 8,118	$ 9,437	$ 9,673	$ 10,964	$ 11,330
Add: amortization CDI, net tax	279	261	259	250	231	213
Non-GAAP tangible net income	$ 9,478	$ 8,379	$ 9,696	$ 9,923	$ 11,195	$ 11,543
Return on average equity	10.0 %	8.8 %	9.8 %	9.7 %	11.0 %	11.2 %
Add: intangible assets	3.4	2.9	3.1	3.0	3.3	3.3
Non-GAAP return on tangible common equity	13.4 %	11.7 %	12.9 %	12.7 %	14.3 %	14.5 %
Book value per share	$ 45.73	$ 46.51	$ 48.75	$ 48.95	$ 50.82	$ 52.36
Less: intangible assets	10.56	10.61	10.58	10.51	10.69	10.82
Non-GAAP tangible book value per share	$ 35.17	$ 35.90	$ 38.17	$ 38.44	$ 40.13	$ 41.54
Reported net income	$ 9,199	$ 8,118	$ 9,437	$ 9,673	$ 10,964	$ 11,330
Less: PPP loan income	22	20	35	12	17	2
Less: gain (loss) on sale of assets	6	(2)	(10)	39	9	(2)
Less: loan discount accretion	525	490	452	421	356	356
Add: provision for loan losses	141	1,261	140	873	394	489
Add: provision (reversal) for credit losses on unfunded commitments	—	(134)	—	240	—	(970)
Add: CDI amortization	353	330	328	317	293	269
Total non-core items, net of taxes	(47)	750	(7)	757	241	(449)
Core pre-provision net income [(1)]	$ 9,152	$ 8,868	$ 9,430	$ 10,430	$ 11,205	$ 10,881

[(1)] Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 27

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2019	2020	2021	2022	2023	2024	Jun-25 YTD
Total shareholders' equity	$ 316,329	$ 321,842	$ 351,903	$ 329,954	$ 367,444	$ 396,088	$ 408,818
Less: intangible assets	64,472	63,112	61,949	87,973	86,372	85,044	84,482
Non-GAAP tangible shareholders' equity	$ 251,857	$ 258,730	$ 289,954	$ 241,981	$ 281,072	$ 311,044	$ 324,336
Reported net income	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 22,294
Add: amortization CDI, net tax	1,251	1,074	919	1,266	1,264	1,049	444
Non-GAAP tangible income	$ 29,183	$ 25,839	$ 49,540	$ 35,338	$ 41,504	$ 37,476	$ 22,738
Return on average equity	9.0 %	7.8 %	14.4 %	10.2 %	11.6 %	9.6 %	11.1 %
Add: intangible assets	2.8	2.4	3.6	3.7	4.4	3.1	3.3
Non-GAAP return on tangible common equity	11.8 %	10.2 %	18.0 %	13.9 %	16.0 %	12.7 %	14.4 %
Originated loans	$ 1,251,201	$ 1,625,139	$ 1,593,769	$ 1,961,425	$ 2,169,500	$ 2,354,927	$ 2,428,668
Acquired loans	463,160	354,815	246,324	469,325	412,138	363,258	335,870
Total loans	$ 1,714,361	$ 1,979,954	$ 1,840,093	$ 2,430,750	$ 2,581,638	$ 2,718,185	$ 2,764,538
Originated NPAs	$ 16,421	$ 10,353	$ 8,348	$ 4,489	$ 6,518	$ 10,970	$ 16,323
Acquired NPAs	12,121	9,628	6,116	6,487	3,871	4,638	9,106
Total NPAs	$ 28,542	$ 19,981	$ 14,464	$ 10,976	$ 10,389	$ 15,608	$ 25,429
Originated past due loans	$ 16,541	$ 12,070	$ 9,071	$ 6,215	$ 7,864	$ 15,681	$ 28,178
Acquired past due loans	13,098	8,335	6,146	3,683	5,569	4,920	10,467
Total past due loans	$ 29,639	$ 20,405	$ 15,217	$ 9,898	$ 13,433	$ 20,601	$ 38,645
Average assets	$ 2,198,483	$ 2,491,612	$ 2,765,878	$ 3,178,862	$ 3,262,820	$ 3,386,721	$ 3,462,187
Less: average PPP loans	—	169,665	169,149	15,691	5,997	4,436	822
Average assets excluding PPP loans	$ 2,198,483	$ 2,321,947	$ 2,596,729	$ 3,163,171	$ 3,256,823	$ 3,382,285	$ 3,461,365

Home Bancorp, Inc. | 28

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2019	2020	2021	2022	2023	2024	Jun-25 YTD
Reported noninterest income	$ 14,415	$ 14,305	$ 16,271	$ 13,885	$ 14,636	$ 14,625	$ 7,725
Less: BOLI benefit	1,194	—	1,717	—	—	—	—
Less: gain (loss) on sale of securities	—	—	—	—	(249)	—	—
Less: gain (loss) on sale of assets	(347)	—	(504)	26	(27)	33	7
Non-GAAP noninterest income	$ 13,568	$ 14,305	$ 15,058	$ 13,859	$ 14,912	$ 14,592	$ 7,718
Reported noninterest expense	$ 63,605	$ 62,981	$ 66,982	$ 81,909	$ 82,841	$ 87,289	$ 43,986
Less: lease termination	291	—	—	—	—	—	—
Less: severance pay	287	—	—	—	—	—	—
Less: one-time foreclosed asset recovery	—	—	—	—	739	—	—
Less: merger-related expenses	—	—	299	1,971	—	—	—
Non-GAAP noninterest expense	$ 63,027	$ 62,981	$ 66,683	$ 79,938	$ 82,102	$ 87,289	$ 43,986
Reported net income	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 22,294
Less: PPP loan income	—	5,895	13,208	1,359	95	89	19
Less: Write of FDIC loss share receivable	(680)	—	—	—	—	—	—
Less: BOLI benefit	1,194	—	1,717	—	—	—	—
Less: gain (loss) on sale of assets	(347)	—	(504)	26	(27)	33	7
Less: gain (loss) on sale of securities	—	—	—	—	(249)	—	—
Less: loan discount accretion	3,503	4,097	2,361	2,933	2,532	1,888	712
Add: provision (reversal) for loan losses	3,014	12,728	(10,161)	7,489	2,341	2,415	883
Add: provision for credit losses on unfunded commitments	—	—	390	278	501	106	(970)
Add: CDI amortization	1,583	1,360	1,163	1,602	1,601	1,328	562
Add: lease termination	291	—	—	—	—	—	—
Add: severance pay	287	—	—	—	—	—	—
Add: one-time foreclosed asset recovery	—	—	—	—	(739)	—	—
Add: merger-related expenses	—	—	299	1,971	—	—	—
Non-core items, net of taxes	1,189	3,236	(19,822)	5,547	1,069	1,453	(208)
Core pre-provision net income [(1)]	$ 29,121	$ 28,001	$ 28,799	$ 39,619	$ 41,309	$ 37,880	$ 22,086

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 29

2019 2020 2021 1Q2022 2022 2023 2024 1Q2025 2Q2025 Total shareholders' equity $ 316,329 $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 367,444 $ 396,088 $ 402,831 $ 408,818 Less: intangible assets 64,472 63,112 61,949 87,569 87,973 86,372 85,044 84,751 84,482 Non-GAAP tangible shareholders' equity $ 251,857 $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 281,072 $ 311,044 $ 318,080 $ 324,336 Shares Outstanding 9,252,418 8,740,104 8,526,907 8,453,014 8,286,084 8,158,281 8,091,522 7,926,331 7,808,421 Book value per share $ 34.19 $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 45.04 $ 48.95 $ 50.82 $ 52.36 Less: intangible assets 6.97 7.22 7.27 10.36 10.62 10.59 10.51 10.69 10.82 Non-GAAP tangible book value per share $ 27.22 $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 34.45 $ 38.44 $ 40.13 $ 41.54 Appendix (non-GAAP reconciliation) | 30 (dollars in thousands except for per share data)